LEGG MASON CLASSIC
VALUATION FUND

SPECIAL MEETING OF
SHAREHOLDERS
OCTOBER 30, 2002

REPORT OF INSPECTORS OF
ELECTION

	We, the undersigned,
Inspectors of Election, duly appointed
to act at the Special Meeting of
Shareholders of Legg Mason Classic
Valuation Fund, a series of Legg
Mason Light Street Trust, Inc.,
("Fund"), held on October 30, 2002,
having first been duly sworn to the
faithful performance of our duties as
Inspectors of Election, DO
HEREBY CERTIFY THAT:

1.	The Special Meeting of
Shareholders of the Fund was
convened at the offices of Legg
Mason Wood Walker, Incorporated at
100 Light Street (28th Floor, Oriole
Room) Baltimore, Maryland 21202 at
11:00 a.m. on October 30, 2002.

2.	Before entering upon our
duties at said meeting, we took and
subscribed to the Oath of Office to
execute faithfully the duties of
Inspectors of Election.

3.	At said meeting of
shareholders there were present in
person or represented by proxy the
holders of 3,911,728.948 shares of
common stock of the Fund out of a
total of 7,049,085.521 shares
outstanding on the record date,
August 26, 2002, representing 55.49%
of the shares issued and outstanding
and entitled to vote and, accordingly, a quorum was present.

4.	At said meeting of
shareholders John F. Curley, Jr., Mark
R. Fetting, Richard G. Gilmore,
Arnold L. Lehman, Robin J.W.
Masters, Arthur S. Mehlman, Jill E.
McGovern, G. Peter O'Brien and S.
Ford Rowan were duly nominated as
directors of the Fund, each to hold
office until his or  her successor is
duly elected and qualified or until his
or her death, resignation or removal.
Detailed below are the votes taken by
ballot for the election of directors:

Richard G. Gilmore

By Proxy
In
Person
Total
Affirmative
3,934,400.948
0
3,934,400.948
Withhold
78,103.000
0
78,103.000
Total
4,012,503.948
0
4,012,503.948

Arnold L. Lehman

By Proxy
In
Person
Total
Affirmative
3,953,789.948
0
3,953,789.948
Withhold
58,714.000
0
58,714.000
Total
4,012,503.948
0
4,012,503.948

Jill E. McGovern

By Proxy
In
Person
Total
Affirmative
3,944,986.948
0
3,944,986.948
Withhold
67,517.000
0
67,517.000
Total
4,012,503.948
0
4,012,503.948

G. Peter O'Brien

By Proxy
In
Person
Total
Affirmative
3,946,983.948
0
3,946,983.948
Withhold
65,520.000
0
65,520.000
Total
4,012,503.948
0
4,012,503.948

Robin J.W. Masters

By Proxy
In
Person
Total
Affirmative
3,958,081.948
0
3,958,081.948
Withhold
54,422.000
0
54,422.000
Total
4,012,503.948
0
4,012,503.948

Arthur S. Mehlman

By Proxy
In
Person
Total
Affirmative
3,958,081.948
0
3,958,081.948
Withhold
54,422.000
0
54,422.000
Total
4,012,503.948
0
4,012,503.948

S. Ford Rowan

By Proxy
In
Person
Total
Affirmative
3,954,172.948
0
3,954,172.948
Withhold
58,331.000
0
58,331.000
Total
4,012,503.948
0
4,012,503.948

John F. Curley, Jr.

By Proxy
In
Person
Total
Affirmative
3,958,196.948
0
3,958,196.948
Withhold
54,307.000
0
54,307.000
Total
4,012,503.948
0
4,012,503.948

Mark R. Fetting

By Proxy
In
Person
Total
Affirmative
3,955,098.948
0
3,955,098.948
Withhold
57,405.000
0
57,405.000
Total
4,012,503.948
0
4,012,503.948

5.	At said meeting of
shareholders votes were taken by
ballot to consider and vote on a series
of proposals to modernize the
investment restrictions of the Fund.
Detailed below are the votes taken by
ballot on each proposal:

Proposal 2a. To modify the fundamental investment restriction on borrowing money.

By Proxy
In
Person
Total
Affirmative
3,843,760.948
0
3,843,760.948
Against
86,088.000
0
86,088.000
Abstain
82,655.00
0
82,655.000
Total
4,012,503.948
0
4,012,503.948

Proposal 2b.   To modify the fundamental
investment restriction on underwriting securities.

By Proxy
In
Person
Total
Affirmative
3,844,342.948
0
3,844,342.948
Against
85,506.000
0
85,506.000
Abstain
82,655.000
0
82,655.000
Total
4,012,503.948
0
4,012,503.948

Proposal 2c. To modify the fundamental investment restriction on lending.

By Proxy
In
Person
Total
Affirmative
3,844,594.948
0
3,844,594.948
Against
85,254.000
0
85,254.000
Abstain
82,655.000
0
82,655.000
Total
4,012,503.948
0
4,012,503.948

Proposal 2d. To modify the fundamental investment restriction on issuing senior securities.

By Proxy
In
Person
Total
Affirmative
3,844,342.948
0
3,844,342.948
Against
85,506.000
0
85,506.000
Abstain
82,655.000
0
82,655.000
Total
4,012,503.948
0
4,012,503.948

Proposal 2e. To modify the fundamental investment restriction on real estate investments.

By Proxy
In
Person
Total
Affirmative
3,845,037.948
0
3,845,037.948
Against
84,811.000
0
84,811.000
Abstain
82,655.000
0
82,655.000
Total
4,012,503.948
0
4,012,503.948

Proposal 2f. To modify the investment restriction on investing in commodities.

By Proxy
In
Person
Total
Affirmative
3,816,666.948
0
3,816,666.948
Against
112,628.000
0
112,628.000
Abstain
83,209.000
0
83,209.000
Total
4,012,503.948
0
4,012,503.948

Proposal 2g. To modify the fundamental investment restriction on industry concentration.

By Proxy
In
Person
Total
Affirmative
3,844,000.948
0
3,844,000.948
Against
85,848.000
0
85,848.000
Abstain
82,655.000
0
82,655.000
Total
4,012,503.948
0
4,012,503.948

Proposal 2h.  To remove the fundamental
investment restriction on diversification.

By Proxy
In
Person
Total
Affirmative
3,845,037.948
0
3,845,037.948
Against
84,811.000
0
84,811.000
Abstain
82,655.000
0
82,655.000
Total
4,012,503.948
0
4,012,503.948

6.	At said meeting of
shareholders votes were taken by
ballot to consider and vote on a
proposal to change the Fund's
investment objective from
fundamental to non-fundamental.
Detailed below are the votes taken by
ballot on the proposal:

Item 3
By Proxy
In
Person
Total
Affirmative
3,701,117.948
0
3,701,117.948
Against
180,857.000
0
180,857.000
Abstain
130,529.000
0
130,529.000
Total
4,012,503.948
0
4,012,503.948

IN WITNESS WHEREOF,
we have made this report and
subscribed our names hereto this 30th
day of October, 2002.



_____________________________

	________________________
_________
Karen M. Starkey
		Gregory J. Keifer
Inspector of Election
		Inspector of Election

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DRAFT 12/04/02
C:\TEMP\Classic Valuation.doc